UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

West Loop Realty Fund
(Class A: REIAX)
(Class C: REICX)
(Institutional Class: REIIX)

ANNUAL REPORT
DECEMBER 31, 2014

West Loop Realty Fund
a series of Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Supplemental Information	25
Expense Example	27

This report and the financial statements contained herein are provided for the general information of the shareholders of the West Loop Realty Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.westlooprealtyfund.com

February 12, 2015

Dear Fellow Shareholders:

We are pleased to present the Annual Report for the West Loop Realty Fund (“the Fund”) applicable for the year ending December 31, 2014, the Fund’s first full year of operations.

The Fund’s Institutional Share class (REIIX) produced a total return of +30.51% net of all expenses and fees for the twelve month period ending December 31, 2014.  In comparison, the Fund’s benchmark, the MSCI US REIT Index (RMS) (the “Index”), produced a total return of +30.38% over the same period.  For reference, the total return for the S&P 500 was +13.69%.

In general, publicly traded equity real estate investment trusts (“REITs”) during 2014 were beneficiaries of lower interest rates, low new construction of commercial buildings, widespread market rent growth, and valuation expansion attributable to flows of institutional capital.  Capital markets were wide open, as debt and equity, both private and public, were used to fund acquisitions, invest in development pipelines, and pay down debt.  According to a Citi Research report dated January 2, 2015, REITs in their coverage universe finished the year with a debt to gross asset value ratio of 33%, which compares to 36% at the end of 2013.  Similarly, net debt to forward cash EBITDA (earnings before interest, tax, depreciation, and amortization) was 6.1x, down from 6.5x at the end of 2013.

As cap rates (i.e., the initial yield on a real estate investment) compressed through the year, acquisitions of individual assets with a sufficient spread over public REITs’ blended cost of capital were difficult to find.  However, mergers and acquisitions came back in a big way, as four public REITs either merged with another company or were acquired. The Fund was the beneficiary of two of them, plus reports of a potential takeover on another company.  Low new supply coupled with high occupancy rates has pushed the supply-demand equilibrium in favor of landlords, which allowed for market rent increases across all property types in 2014.

The outlook for REIT fundamentals was strong going into 2014, though there was uncertainty about public REIT pricing due to interest rate movements.  As a result of comments from ex-Federal Reserve Chairman Ben Bernanke in May 2013, many pundits expected 2014 to bring higher interest rates, which had a perceived negative connotation for REITs.  As of December 31, 2013, the yield on the U.S. 10 Year Treasury Note was 3.03%, and the consensus among economists was for the yield to be higher by the end of 2014.  Instead, the 10 year U.S. Treasury yield dropped fairly quickly in 2014, causing economists to change their expectations and driving flows of funds to yield-alternative sectors like REITs and Utilities.

In the first half of the year, the Index produced a total return of 17.68%, reflecting a positive view on the valuation of REITs relative to interest rates.  In comparison, the S&P 500 was up only 7.14% for the first six months of the year.  The Fund’s Institutional Share produced a total return of 16.32% in the same time period.  The underperformance relative to the Index can be attributed to an above average cash position in the first few weeks of the Fund’s operations, as flows into the Fund were invested conservatively.  Furthermore, an underweight to health care REITs weighed on relative performance as the property type was one of the top performers through the first six months of the year due to the decline in interest rates, and, in particular, interest rate expectations.  The biggest surprise of the year was the performance of apartment REITs, which had lagged the Index in the prior two years due to fears of decelerating cash flow growth as a result of new construction.  Instead, the 2014 guidance and first quarter results from apartment REITs indicated a re-acceleration of rent growth in most markets across the country.  The realization that demand was adequate to meet supply made apartments the top-performing property type in the Index in the first half, and finished the year in first place as well.

For the Fund, apartment REITs were a substantial overweight throughout the year on the thesis that the trend to live in urban locations coupled with the secular decline in the homeownership rate would produce enough demand to meet supply, allowing for rent growth.  Furthermore, most apartment REITs have a core competency in development of new communities, which allowed them to create significant value by building new apartments to stabilized yields of 7% or higher, while the market cap rate for such properties was 5% or below.  In particular, apartment REITs in the Fund with significant west coast exposure (AVB, ESS, and UDR) produced the strongest cash flow growth and total returns for the year.  The Fund’s largest apartment REIT overweight was Camden Property Trust (CPT), which outperformed for most of the year, until the fourth quarter when its relative performance suffered as a result of exposure to the Houston market.  We believe CPT is diversified enough to thrive in spite of a job growth deceleration in Houston from a prolonged decline in oil prices.  CPT derives only 13% of its net operating income from Houston, and had no developments underway in the market as of December 31, 2014.  CPT’s 2014 total return was +34.46, which easily beat the Index, but lagged the apartment REIT average.

In the second half of the year, the Index produced a total return of +10.79%, which compared to +12.20 for the Fund and +6.12% for the S&P 500.  Mergers and acquisitions announcements became a major theme among REITs, which had a tremendous benefit to the Fund’s portfolio.  Three mergers or acquisitions with a public REIT as a seller were announced in the second half of the year, compared to only one in the first half.

Houston-based shopping center REIT AmREIT (AMRE) received an unsolicited bid on July 10 from Regency Centers (REG) at $22 per share.  News of the offer sent AMRE up by 16.93% on July 10, closing part of the gap between market price and Net Asset Value (NAV).  Our thesis in making AMRE one of the Fund’s biggest overweights relative to the Index was the unrecognized value in AMRE’s extensive development pipeline, in addition to a discount to intrinsic value of the operating portfolio.  On July 29, AMRE announced that the board rejected REG’s $22 per share bid, but the company would explore strategic alternatives.  After several rounds of bidding behind closed doors, AMRE announced on November 1 that Edens Investment Trust, a private shopping center owner and developer, had emerged as the winner with a final bid of $26.55 per share in cash.  The transaction is expected to close in the first quarter of 2015.  AMRE produced a total return of 64.29% in 2014 in the Index, which was second best for all REITs in the Index.

Also in the retail sector, Columbus-based regional mall REIT Glimcher Realty Trust (GRT) agreed to terms with Washington Prime Group (WPG) in the third quarter.  On September 16, the companies announced that GRT would be acquired by WPG for $10.40 per share in cash plus 0.1989 shares of WPG, valuing GRT at $14.20 per share using WPG’s September 15 closing price.  News of the agreement sent shares of GRT up 29.84% on September 16.  Our thesis in owning GRT was that it traded at an unwarranted discount to NAV due to legacy perceptions of portfolio quality.  We believed that the market had not correctly updated their valuation metrics to reflect the immense shift GRT made to transform its portfolio from B-minus to A-minus average quality.  GRT produced a total return of 51.88% in 2014 in the Index, making it the sixth-best performer in the Index.

The other two public-to-public M&A announcements occurred in the health care sector.  On June 2, Ventas REIT (VTR) announced the acquisition of American Realty Capital Healthcare Trust (HCT) for cash or stock valued at $11.33 per share, 13.87% above HCT’s closing price on May 30.  Omega Healthcare Investors (OHI) announced on October 31 that it was acquiring AVIV REIT (AVIV) for 0.90 shares of OHI, valuing the transaction at $34.97 per share using the October 31 closing price for OHI.  AVIV shares were up 12.06% on October 31.  The Fund did not own any of the aforementioned health care REITs.

Though there has been no news since the press release, Simon Property Group (SPG) announced it had accumulated a 3.6% stake in Macerich (MAC) on November 19, 2014.  SPG did not state any intentions for a takeover, but the news sent MAC shares up 9.59% on the day of the announcement.  The Fund had an overweight exposure to MAC due to its high quality U.S. mall portfolio and above average expectations for same store net operating income growth in the next three years.  MAC produced a total return of 47.20% in 2014 in the Index, just outside of the top ten performers in the Index at number twelve.

Some of the detractors from performance relative to the Index were overweight positions in Starwood Hotels and Resorts (NYSE: HOT) and Eastgroup Properties (NYSE: EGP), and the Fund’s underweight position in health care REITs.  In 2014, Starwood Hotels and Resorts (NYSE: HOT) was a substantial underperformer relative to lodging REITs by producing a total return of +7.07%.  HOT is classified as a C-Corp, not a REIT, and it is not included in the Index.  International exposure was a drag on performance as slower economic growth overseas and a stronger U.S. dollar hurt international travel. Unexpected events like Ebola also reduced travel in both the domestic and international markets.  In comparison, the U.S.-centric lodging REITs experienced a cyclical high for occupancy and Revenue per Available Room (RevPAR).

Eastgroup Properties (NYSE: EGP), an industrial REIT, was a victim of second derivative trades on the drop in oil prices. Eastgroup’s portfolio has 18% of its net operating income exposed to Houston, which caused investors to flee late in the year.  EGP’s total return in 2014 in the Index was +13.14%. Though a lower price of oil will have some impact on Houston, we believe that the public markets have overreacted to REITs with Houston exposure. According to the Greater Houston Partnership report dated December 11, 2014, Houston is still expected to have positive job growth in 2015.  New construction of industrial space in Houston reportedly peaked in 2014, and we anticipate that the lack of new construction will continue to drive occupancy and rents in EGP’s portfolio.

Health care REITs were the second-best performing property type for the year, finishing the year at +32.79%  as measured by the Bloomberg Real Estate Investment Trust Healthcare Index (Bloomberg: BBREHLTH).  The Fund maintained an underweight position to the property type due to their constituents’ high dividend payout ratios, expensive valuations relative to NAV, below average cash flow growth, and a lack of accretive external growth opportunities.  However, health care REITs continued to be the most sensitive property type to changes in interest rates and were the beneficiary of the decline in the 10 year U.S. Treasury yield from 3.03% on December 31, 2013 to 2.17% on December 31, 2014.

2015 REIT Outlook
Looking out to 2015, mergers and acquisitions could again be a driver of returns.  We believe that the compression of private market cap rates has made individual property acquisitions more difficult to pursue for public companies, which could lead to more public-to-public or public-to-private transactions.  If anything, the possibility of transactions could provide a floor on valuations for the sector as a whole.  For example, private equity company Blackstone (BX) has publicly stated its intention to buy undervalued public REITs.

Interest rates will likely again be in focus for 2015, as they were in 2014.  Though we believe REIT fundamentals will stay positive despite changes in interest rates over the long term, they may be subject to short term movements.  We have positioned the portfolio toward growth for 2015.  We favor REITs with high dividend growth potential from low payout ratios, strong same store growth (i.e. growth of earnings from same location), and cash savings from accretive debt refinancing. We also favor REITs that are growing NAV through development, redevelopment, and top line net operating income growth.  Our bottom-up research process has produced a portfolio of 35 high conviction holdings as of December 31, 2014.

We remain negative on the growth prospects of single tenant triple net (i.e. tenant pays property taxes, insurance, and maintenance) and health care REIT sectors, as they present few opportunities that fit our growth theme.  As of December 31, 2014 we also were underweight shopping center REITs, which we viewed as expensive relative to regional mall REITs compared to historical averages.

Regional malls and data centers/tech remained our two most overweight property types relative to the Index.  Though sales growth has decelerated at U.S. malls, class A mall owners have been able to renew and sign leases at very attractive spreads to expiring rates.  There is a very predictable runway for above average same store net operating income growth in mall REITs, and management teams are using free cash flow for select development and redevelopment opportunities.  Construction of U.S. malls remains near zero, and supply is actually decreasing when factoring in obsolescence.  As such, the supply-demand dynamics of the mall sector are some of the best for all REIT property types.

Data centers and cell towers maintain some of the best organic growth profiles of all REITs, yet trade at a discount to their status as non-traditional property types.  Crown Castle’s (CCI) conversion to a REIT in 2014, along with a data center REIT IPO (QTS) and conversion (EQIX) should continue to bring attention to these unappreciated properties.

Summary
In summary, 2014 was a good year for long only REIT investors.  Though valuation metrics are more expensive today than a year ago, accelerating growth and attractive supply-demand dynamics indicate that the current real estate cycle is far from over.  We will continue to look for value from the top-down and bottom-up perspective, taking advantage of mispricing of individual securities, property types, or geographic regions.

Regards,

Bruce Garrison	Matt Werner
Portfolio Manager	Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub‐Advisor as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the West Loop Realty Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks, which are more fully described in the prospectus.  The Fund invests in Real Estate Investment Trusts (REITs), which involve additional risks compared to those from investments in common stock. REITs are dependent upon management skills; generally may not be diversified; and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and tax risks.  Investments in REITs involve risks including, but not limited to, market risk, interest rate risk, equity risk and risks related to the real estate market.

The Fund will be closely linked to the performance of the real estate markets. The Real Estate industry is subject to certain market risks such as property revaluations, interest rate fluctuations, rental rate fluctuations and operating expenses, increasing vacancies, rising construction costs and potential modifications to government regulations.  REITs are subject to declines in the value of real estate as it relates to general and local economic conditions and decreases in property revenues. Continued disruptions in the financial markets and deteriorating economic conditions could adversely affect the value of the Fund’s investments.

As a non-diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers.  The Fund’s investments will be concentrated in the real estate sector. The focus of the Fund’s portfolio on a specific sector may present more risks than if the portfolio were broadly diversified over numerous sectors.

Foreign investment risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies.

The Fund invests in small and mid-cap real estate companies, which may involve less trading and, therefore, a larger impact on a stock’s price than customarily associated with larger, more established company stocks.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The Bloomberg Real Estate Investment Trust Healthcare Index is a cap-weighted index of infinite life Healthcare REITs having a market capitalization of $15 million or greater.  Index is based on healthcare related real estate, nursing homes, long-term care facilities, medical office buildings, etc. comprising 75% or more of invested assets.  The index inception was December 31, 1993. One cannot invest directly in an index.

West Loop Realty Fund
FUND PERFORMANCE at December 31, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class Shares, made at its inception, with a similar investment in the MSCI US REIT Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITS that are included in the MSCI US Investible Market 2500 Index, with the exception of specialty equity REITS that do not generate a majority of their revenue and income from real estate rental and leasing operations.  The index represents approximately 85% of the US REIT universe. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of December 31, 2014	1 Year	Since Inception (12/31/13)
Before deducting maximum sales charge
Class A¹	30.32%	30.32%
Class C²	29.29%	29.29%
Institutional Class³	30.51%	30.51%
After deducting maximum sales charge
Class A¹	22.83%	22.83%
Class C²	28.29%	28.29%
MSCI US REIT Index	30.38%	30.38%

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

Gross and Net Expense Ratios for Class A shares were 2.84% and 1.50% respectively, for the Class C shares were 3.59% and 2.25% respectively, and for the Institutional Class shares were 2.59% and  1.25% respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses do not exceed 1.50%, 2.25% and 1.25% of the average daily net assets of the A Shares, C Shares and Institutional Shares, respectively.  In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until April 30, 2015.

¹	Maximum sales charge for Class A shares is 5.75%. No sales charge applies to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.
²	No sales charge applies on investments but a CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of the date of purchase.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

West Loop Realty Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2014

Number of Shares		Value

	COMMON STOCKS – 97.1%
	CONSUMER, CYCLICAL – 5.5%
	HOTELS & MOTELS – 5.5%
25,000	Hilton Worldwide Holdings, Inc.*	$652,250
15,000	Starwood Hotels & Resorts Worldwide, Inc.	1,216,050
		1,868,300
		1,868,300
	FINANCIAL – 91.6%
	REITS-APARTMENTS – 18.0%
22,500	American Campus Communities, Inc. - REIT	930,600
22,500	Associated Estates Realty Corp. - REIT	522,225
6,800	AvalonBay Communities, Inc. - REIT	1,111,052
18,500	Camden Property Trust - REIT	1,366,040
5,200	Essex Property Trust, Inc. - REIT	1,074,320
35,000	UDR, Inc. - REIT	1,078,700
		6,082,937
	REITS-DATA CENTERS/TECH – 10.0%
8,000	American Tower Corp. - REIT	790,800
15,000	CoreSite Realty Corp. - REIT	585,750
16,000	Crown Castle International Corp. - REIT	1,259,200
27,000	CyrusOne, Inc. - REIT	743,850
		3,379,600
	REITS-DIVERSIFIED – 1.5%
55,000	Armada Hoffler Properties, Inc. - REIT	521,950

	REITS-HEALTH CARE – 2.4%
30,000	Healthcare Realty Trust, Inc. - REIT	819,600

	REITS-HOTELS – 5.0%
140,000	Hersha Hospitality Trust - REIT	984,200
30,000	Host Hotels & Resorts, Inc. - REIT	713,100
		1,697,300
	REITS-INDUSTRIAL – 7.7%
40,000	Duke Realty Corp. - REIT	808,000
13,500	EastGroup Properties, Inc. - REIT	854,820
22,000	Prologis, Inc. - REIT	946,660
		2,609,480
	REITS-OFFICE PROPERTY – 14.2%
11,500	Boston Properties, Inc. - REIT	1,479,935
34,000	Cousins Properties, Inc. - REIT	388,280
27,500	Douglas Emmett, Inc. - REIT	781,000
30,000	Empire State Realty Trust, Inc. - Class A - REIT	527,400
23,000	Hudson Pacific Properties, Inc. - REIT	691,380

West Loop Realty Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
	REITS-OFFICE PROPERTY (Continued)
8,000	Vornado Realty Trust - REIT	$941,680
		4,809,675
	REITS-REGIONAL MALLS – 19.0%
30,000	General Growth Properties, Inc. - REIT	843,900
13,000	Macerich Co. - REIT	1,084,330
15,500	Simon Property Group, Inc. - REIT	2,822,705
20,000	Tanger Factory Outlet Centers, Inc. - REIT	739,200
12,500	Taubman Centers, Inc. - REIT	955,250
		6,445,385
	REITS-SHOPPING CENTERS – 7.0%
34,000	AmREIT, Inc. - REIT	902,360
35,000	Kite Realty Group Trust - REIT	1,005,900
13,000	Weingarten Realty Investors - REIT	453,960
		2,362,220
	REITS-STORAGE – 6.8%
17,000	Extra Space Storage, Inc. - REIT	996,880
15,000	Sovran Self Storage, Inc. - REIT	1,308,300
		2,305,180
		31,033,327
	TOTAL COMMON STOCKS (Cost $28,656,282)	32,901,627

Principal Amount

	SHORT-TERM INVESTMENTS – 3.2%
$1,090,450	UMB Money Market Fiduciary, 0.01%[1]	1,090,450
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,090,450)	1,090,450

	TOTAL INVESTMENTS – 100.3% (Cost $29,746,732)	33,992,077
	Liabilities in Excess of Other Assets – (0.3)%	(99,967)

	TOTAL NET ASSETS – 100.0%	$33,892,110

ADR – American Depository Receipt
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

West Loop Realty Fund
SUMMARY OF INVESTMENTS
As of December 31, 2014

Security Type/Industry	Percent of Total Net Assets
Common Stocks
REITS-Regional Malls	19.0%
REITS-Apartments	18.0%
REITS-Office Property	14.2%
REITS-Data Centers/Tech	10.0%
REITS-Industrial	7.7%
REITS-Shopping Centers	7.0%
REITS-Storage	6.8%
Hotels & Motels	5.5%
REITS-Hotels	5.0%
REITS-Health Care	2.4%
REITS-Diversified	1.5%
Total Common Stocks	97.1%
Short-Term Investments	3.2%
Total Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

West Loop Realty Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2014

Assets:
Investments, at value (cost $29,746,732)	$33,992,077
Receivables:
Fund shares sold	99,721
Dividends and interest	142,048
Prepaid expenses	56,063
Total assets	34,289,909

Liabilities:
Payables:
Investment securities purchased	339,007
Fund shares redeemed	7,046
Advisory fees	4,050
Shareholder servicing fees (Note 6)	2,162
Distribution fees - Class A & Class C (Note 7)	1,838
Auditing fees	16,750
Administration fees	4,097
Fund accounting fees	3,122
Transfer agent fees and expenses	2,786
Custody fees	2,615
Chief Compliance Officer fees	2,010
Trustees' fees and expenses	488
Accrued other expenses	11,828
Total liabilities	397,799

Net Assets	$33,892,110

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$29,444,888
Accumulated net investment income	51,497
Accumulated net realized gain on investments	150,380
Net unrealized appreciation on investments	4,245,345
Net Assets	$33,892,110

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$2,521,104
Shares of benficial interest issued and outstanding	197,641
Redemption price[1]	12.76
Maximum sales charge (5.75% of offering price)[2]	0.78
Maximum offering price to public	$13.54

Class C Shares:
Net assets applicable to shares outstanding	$1,710,778
Shares of benficial interest issued and outstanding	134,461
Redemption price[3]	$12.72

Institutional Class Shares:
Net assets applicable to shares outstanding	$29,660,228
Shares of benficial interest issued and outstanding	2,323,596
Redemption price	$12.76

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of the purchase.
[2]	On sales of $50,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.
[3]	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

West Loop Realty Fund
STATEMENT OF OPERATIONS
For the year ended December 31, 2014

Investment Income:
Dividends	$524,553
Interest	73
Total investment income	524,626

Expenses:
Advisory fees	199,946
Transfer agent fees and expenses	48,929
Registration fees	48,300
Administration fees	42,478
Fund accounting fees	38,372
Offering costs	32,873
Legal fees	29,200
Auditing fees	18,050
Chief Compliance Officer fees	14,879
Shareholder servicing fees (Note 6)	14,385
Custody fees	9,796
Miscellaneous	8,149
Trustees' fees and expenses	6,001
Shareholder reporting fees	5,258
Distribution fees - Class C (Note 7)	4,016
Distribution fees - Class A (Note 7)	2,244
Insurance fees	1,201

Total expenses	524,077
Advisory fees waived	(199,946)
Other expenses absorbed	(67,893)
Net expenses	256,238
Net investment income	268,388

Realized and Unrealized Gain on Investments:
Net realized gain on investments	535,135
Net change in unrealized appreciation/depreciation on investments	4,245,345
Net realized and unrealized gain on investments	4,780,480

Net Increase in Net Assets from Operations	$5,048,868

See accompanying Notes to Financial Statements.

West Loop Realty Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	December 31, 2014	December 31, 2013*
Increase in Net Assets from:
Operations:
Net investment income	$268,388	$-
Net realized gain on investments	535,135	-
Net change in unrealized appreciation/depreciation on investments	4,245,345	-
Net increase in net assets resulting from operations	5,048,868	-

Distributions to Shareholders:
From net investment income:
Class A	(9,371)	-
Class C	(1,637)	-
Institutional Class	(218,077)	-
From net realized gain
Class A	(26,156)	-
Class C	(19,696)	-
Institutional Class	(338,903)	-
Total distributions to shareholders	(613,840)	-

Capital Transactions:
Net proceeds from shares sold:
Class A	2,750,767	2,500
Class C	1,588,073	2,500
Institutional Class	26,127,945	5,000
Reinvestment of distributions:
Class A	35,392	-
Class C	21,333	-
Institutional Class	555,888	-
Cost of shares redeemed:
Class A	(445,857)	-
Class C	(3,336)	-
Institutional Class	(1,183,123)	-
Net increase in net assets from capital transactions	29,447,082	10,000

Total increase in net assets	33,882,110	10,000

Net Assets:
Beginning of period	10,000	-
End of period	$33,892,110	$10,000

Accumulated net investment income	$51,497	$-

Capital Share Transactions:
Shares sold:
Class A	231,711	250
Class C	132,756	250
Institutional Class	2,379,263	500
Shares reinvested:
Class A	2,892	-
Class C	1,733	-
Institutional Class	46,133	-
Shares redeemed:
Class A	(37,212)	-
Class C	(278)	-
Institutional Class	(102,300)	-
Net increase from capital share transactions	2,654,698	1,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

West Loop Realty Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the	For the
	Year Ended	Period Ended
	December 31, 2014	December 31, 2013*
Net asset value, beginning of period	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.14	-
Net realized and unrealized gain on investments	2.87	-
Total from investment operations	3.01	-

Less Distributions:
From net investment income	(0.10)	-
From net realized gain	(0.15)	-
Total distributions	(0.25)	-

Net asset value, end of period	$12.76	$10.00

Total return [2]	30.32%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,521	$3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.84%	-
After fees waived and expenses absorbed	1.50%	-
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.22)%	-
After fees waived and expenses absorbed	1.12%	-

Portfolio turnover rate	13%	-

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more. Returns shown do not include payment of a Contingent Deferred Sales Charge of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase. If these sales charges were included total returns would be lower.

See accompanying Notes to Financial Statements.

West Loop Realty Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the	For the
	Year Ended	Period Ended
	December 31, 2014	December 31, 2013*
Net asset value, beginning of period	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.05	-
Net realized and unrealized gain on investments	2.87	-
Total from investment operations	2.92	-

Less Distributions:
From net investment income	(0.05)	-
From net realized gain	(0.15)	-
Total distributions	(0.20)	-

Net asset value, end of period	$12.72	$10.00

Total return [3]	29.29%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,711	$2

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.59%	-
After fees waived and expenses absorbed	2.25%	-
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.97)%	-
After fees waived and expenses absorbed	0.37%	-

Portfolio turnover rate	13%	-

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge of 1.00% on any shares sold within 12 months of the date of purchase. If the sales charge was included total returns would be lower.

See accompanying Notes to Financial Statements.

West Loop Realty Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the	For the
	Year Ended	Period Ended
	December 31, 2014	December 31, 2013*
Net asset value, beginning of period	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.16	-
Net realized and unrealized gain on investments	2.87	-
Total from investment operations	3.03	-

Less Distributions:
From net investment income	(0.12)	-
From net realized gain	(0.15)	-
Total distributions	(0.27)	-

Net asset value, end of period	$12.76	$10.00

Total return[2]	30.51%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$29,660	$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.59%	-
After fees waived and expenses absorbed	1.25%	-
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.03%	-
After fees waived and expenses absorbed	1.37%	-

Portfolio turnover rate	13%	-

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See accompanying Notes to Financial Statements.

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

Note 1 – Organization
West Loop Realty Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Prior to September 30, 2014, the Fund was known as Chilton Realty Income and Growth Fund.  The Fund seeks to achieve current income and long-term growth of capital.  The Fund commenced investment operations on December 31, 2013, with three classes of shares, Class A, Class C and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Real Estate Market Risk
The Fund concentrates investment of its assets in the real estate industry. Therefore, investment in the Fund will be closely linked to the performance of the real estate markets and will be susceptible to adverse economic, legal, regulatory, employment, cultural or technological developments in the industry.

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2014

(C) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $32,873, which were amortized over a one-year period from December 31, 2013.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2014

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.  The Advisor engages Chilton Capital Management LLC (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.25% and 1.25% of average daily net assets of the A Shares, C Shares and Institutional Shares, respectively until April 30, 2015.

For the year ended December 31, 2014, the Advisor waived all its advisory fees $199,946 and absorbed other expenses of $67,893.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At December 31, 2014, the amount of these potentially recoverable expenses was $267,839.  The Advisor may recapture all or a portion of these amounts no later than December 31, 2017.

Foreside Fund Services, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

The amount of net selling commissions and deferred sales charges from the Fund’s Class A and Class C Shares received by the Distributor, Advisor and/or a broker-dealer affiliated with the Advisor for the year ended December 31, 2014 were as follows:

	Class A	Class C
Net Selling Commissions	$45,153	$-
Deferred Sales Charge	$-	$15

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended December 31, 2014, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  Prior to October 2014, Cipperman & Co. provided CCO services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2014, are reported on the Statement of Operations.

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2014

Note 4 – Federal Income Taxes
At December 31, 2014, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$29,746,732

Gross unrealized appreciation	$4,267,617
Gross unrealized depreciation	(22,272)
Net unrealized appreciation	$4,245,345

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (12,194)	$ 12,194	$ -

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$86,949
Undistributed long-term capital gains	114,928
Accumulated earnings	201,877

Accumulated capital and other losses	-
Unrealized appreciation on investments	4,245,345
Total accumulated earnings	$4,447,222

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

Distribution paid from:	2014	2013
Ordinary income	$525,308	$-
Long-term capital gains	88,532	-
Total distributions paid	$613,840	$-

Note 5- Investment Transactions
For the year ended December, 31 2014, purchases and sales of investments, excluding short-term investments, were $30,852,401 and $2,447,744, respectively.

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2014

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (the “Plan”) to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2014, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the A Shares and C Shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 1.00%, respectively, of average daily net assets, payable to the Distributor. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor.  In addition, HRC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s Distributor.  For the year ended December 31, 2014, HRC did not receive any distribution fees or sales commissions from the Distributor pursuant to the wholesaling agreement.

For the year ended December 31, 2014, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2014

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of December 31, 2014, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$32,901,627	$-	$-	$32,901,627
Short-Term Investments	1,090,450	-	-	1,090,450
Total Investments	$33,992,077	$-	$-	$33,992,077

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 10 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not hold any securities requiring disclosure.

Note 11 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

West Loop Realty Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2014

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of West Loop Realty Fund

We have audited the accompanying statement of assets and liabilities of the West Loop Realty Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended and the related statements of changes in net assets and financial highlights for the year then ended and for the one day in the period ended December 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.   Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the West Loop Realty Fund as of December 31, 2014, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the one day period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 2, 2015

West Loop Realty Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the year ended December 31, 2014, 7.70% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

For the year ended December 31, 2014, 5.81% of the dividends to be paid from net investment income, including from short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

For the year ended December 31, 2014, the Fund designates $88,532 as long-term capital gain distributions.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	76	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	76	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2013-present). Independent financial services consultant (1996-2014); Interim CEO, Unified Fund Services, Inc. (now Huntington Fund Services), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus –NICSA, an investment management trade association (2012-present).	76	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee	Since November 2007	Retired (2014-present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006-June 2014). President, Investment Managers Series Trust (December 2007-June 2014).	76	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC (2006 – present).	76	Investment Managers Series Trust II, a registered investment company.

West Loop Realty Fund
SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014	Chief Operating Officer (June 2014-present); Executive Vice-President, UMB Fund Services, Inc. (January 2007-June 2014). Vice-President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010)
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, WI 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Dziura: 39 Statford Square, Boyerstown, PA 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

West Loop Realty Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2014 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses
The information in the rows titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 – 12/31/14*
Class A Shares
Actual Performance	$1,000.00	$1,121.70	$8.02
Hypothetical (5% annual return before expenses)	1,000.00	1,017.61	7.63
Class C Shares
Actual Performance	1,000.00	1,116.60	12.00
Hypothetical (5% annual return before expenses)	1,000.00	1,013.91	11.42
Institutional Share Class
Actual Performance	1,000.00	1,122.00	6.69
Hypothetical (5% annual return before expenses)	1,000.00	1,018.91	6.36

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 2.25% and 1.25% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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West Loop Realty Fund
a series of Investment Managers Series Trust

Investment Advisor
Liberty Street Advisors, Inc.
14 Wall Street Suite 3A
New York, New York 10005

Sub-Advisor
Chilton Capital Management LLC
1177 West Loop South, Suite 1310
Houston, Texas 77027

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
West Loop Realty Fund - Class A	REIAX	46141P 446
West Loop Realty Fund - Class C	REICX	46141P 438
West Loop Realty Fund - Institutional Class	REIIX	46141P 420

Privacy Principles of the West Loop Realty Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the West Loop Realty Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 207-7108, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (800) 207-7108.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC.  Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

West Loop Realty Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (800) 207-7108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-207-7108.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$14,250	$1,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$300
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/10/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/10/2015